SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                           American Income Fund, Inc.
                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc. - II
                 American Strategic Income Portfolio Inc. - III
                         American Select Portfolio Inc.
       -------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           AMERICAN INCOME FUND, INC.
                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Income Fund, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Monday, August 27, 2001, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

         1. To elect a Board of Directors and set the number of directors at ten.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. To transact any other business properly brought before the meeting.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on July 5, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUNDS AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

July 16, 2001
                                        James L. Chosy
                                        Secretary

                                 PROXY STATEMENT


                           AMERICAN INCOME FUND, INC.
                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.


                ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 27, 2001

         The enclosed proxy is solicited by the Board of Directors of American Income Fund, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, August 27, 2001, and any adjournments thereof.

         The investment adviser for the Funds is U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser") and the administrator for the Funds is U.S. Bank National Association ("U.S. Bank"). The address of the Funds, the Adviser and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately July 16, 2001. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only shareholders of record of each Fund on July 5, 2001 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common shares:

                               AMERICAN      AMERICAN         AMERICAN
                   AMERICAN    STRATEGIC     STRATEGIC        STRATEGIC       AMERICAN
                    INCOME      INCOME        INCOME           INCOME         SELECT
                     FUND      PORTFOLIO    PORTFOLIO II    PORTFOLIO III    PORTFOLIO
                   --------    ---------    ------------    -------------    ---------
Common Shares     9,453,748    4,230,294     15,957,289       21,343,292     10,662,195

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of any Fund as of July 5, 2001, except as follows:

                                                                                     NUMBER OF       PERCENTAGE
                                                                                     SHARES OF      OWNERSHIP OF
FUND*                                    NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK     COMMON STOCK
----                                     ------------------------------------      ------------     ------------
American Income Fund                     Karpus Management, Inc. ("Karpus               705,314            7.46%
                                         Management")
                                         14 Toby Village Office Park
                                         Pittsford, NY

American Strategic Income Portfolio      Sit Investment Associates, inc. and            431,954           10.21%
                                         affiliated entities ("Sit Investment
                                         Associates")
                                         4600 Norwest Center
                                         Minneapolis, MN                              1,089,245           25.75%

                                         Yale University ("Yale")
                                         320 Prospect Street
                                         New Haven, CT

                                                                                     NUMBER OF       PERCENTAGE
                                                                                     SHARES OF      OWNERSHIP OF
FUND*                                    NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK     COMMON STOCK
----                                     ------------------------------------      ------------     ------------
American Strategic Income Portfolio II   Sit Investment Associates                    2,484,179           15.57%
                                         Yale                                         2,491,965           15.62%

American Strategic Income Portfolio III  Sit Investment Associates                    1,266,831            5.94%
                                         Yale                                         1,483,488            6.95%

American Select Portfolio                Sit Investment Associates                      804,422            7.54%
                                         Yale                                         1,661,811           15.59%

-------------------
* For each of the Funds, the directors, nominees for director and executive officers, as a group, beneficially owned less than 1% of the outstanding shares as of July 5, 2001.

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-722-7161 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at ten. Each of the nominees other than Messrs. Duff, Riederer and Wade is currently a director of each Fund and has served as such since August 1998, except for Mr. Murphy, who has served as a director of the Funds since June 1999. Messrs. Duff, Riederer and Wade have been nominated to fill a vacancy left by Robert L. Spies, a current director who is not standing for re-election, and to fill two newly created vacancies resulting from an increase in the number of directors from eight to ten.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves (or, in the case of the new nominees, has been nominated to serve) as a director of all other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). There are currently a total of eleven closed-end investment companies and four open-end investment companies consisting of 43 funds in the Fund Complex.

                           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE               PAST 5 YEARS
------------               ---------------------------------------------------

Robert J. Dayton, 59       Retired; formerly Chief Executive Officer (1993-2001)
                           and Chairman (1989-1993) of Okabena Company (a private family investment office).

Andrew S. Duff,* 43        President and Chief Executive Officer of U.S. Bancorp
                           Piper Jaffray and Vice Chairman of U.S. Bank National
                           Association since 2000; President and Chief Operating
                           Officer of U.S. Bancorp Piper Jaffray (1995-2000);
                           employee at Piper Jaffray since 1980.

Roger A. Gibson, 55        Vice President of Cargo for United Airlines since
                           2001; Vice President of North America-Mountain Region for United Airlines (1995-2001); employed at United
                           Airlines since 1967.

Andrew M. Hunter III, 54   Chairman of Hunter, Keith Industries, Inc., a
                           diversified manufacturing and management services company, since 1975.

Leonard W. Kedrowski, 59   Owner of Executive Management Consulting, Inc., a
                           management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice President, Chief
                           Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows (1983-1992).

John M. Murphy, Jr.,* 59   Chairman Minnesota - U.S. Bancorp since 2000;
                           Executive Vice President of U.S. Bancorp since
                           January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank
                           Trust, N.A., and Executive Vice President of U.S.
                           Bancorp (1991-1999).

Richard K. Riederer, 57    Retired; President and Chief Executive Officer of
                           Weirton Steel (1995-2001); Director of Weirton Steel
                           (1993-2001); Executive Vice President and Chief
                           Financial Officer, Weirton Steel (1994-1995); Vice
                           President of Finance and Chief Financial Officer,
                           Weirton Steel (1989-1994).

Joseph D. Strauss, 61      Owner and President, Excensus(TM), LLC, a consulting
                           firm, since 2000; owner and President, Strauss
                           Management Company since 1993; owner and President,
                           Community Resource Partnerships, Inc., a community business retention survey company, since 1993;
                           attorney at law.

Virginia L. Stringer, 56   Owner and President, Strategic Management Resources,
                           Inc., since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human
                           Resources of The Pillsbury Company.

James M. Wade, 57          Owner and President, Jim Wade Homes, a manufacturing
                           company, since 1999; Vice President and Chief
                           Financial Officer, Johnson Controls, Inc. (a controls manufacturing company) (January 1987-May 1991).

---------------------
* Denotes directors who are considered to be "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Funds. Mr. Duff and Mr. Murphy are considered "interested" as a result of their positions with U.S. Bancorp and other entities affiliated with the Adviser.

         No director of the Funds has any material interest in any material transaction that occurred since the beginning of any Fund's most recently completed fiscal year, or in any proposed material transaction to which U.S. Bank or any of its affiliates was or is to be a party.

         The Board of Directors of each Fund has established an Audit Committee which currently consists of Messrs. Gibson, Spies and Strauss, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Although Mr. Spies (who is not standing for re-election) is considered an "interested person" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act"), each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the New York and American Stock Exchanges. The Audit Committee met five times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2000 and six times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2001. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

         Each Board of Directors also has a Nominating Committee, the functions of which are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds and to recommend to the Board compensation plans and arrangements for directors. Current members of the Nominating Committee are Messrs. Gibson and Kedrowski, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met five times during the last fiscal year of American Strategic Income Portfolio and American Select Portfolio and four times during the last fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III. Any recommendations for nominees should be directed to the Secretary of the Funds, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

         The Board of Directors met five times during the last fiscal year of American Strategic Income Portfolio and American Select Portfolio and six times during the last fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III. Each incumbent director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee, except that Mr. Dayton attended 69% of the meetings held during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2000 and Mr. Murphy attended 70% of the meetings held during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2001. American Income Fund was managed by a different investment adviser and had a different board of directors during its last fiscal year.

         No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives from the Fund Complex an annual retainer of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800 for each meeting attended. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

         The following table sets forth the compensation received by each director from each Fund for its most recent fiscal year, as well as the total compensation received by each director from the Fund Complex for the twelve months ended December 31, 2000. Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                                        AGGREGATE         AGGREGATE          AGGREGATE                           TOTAL
                                       COMPENSATION     COMPENSATION        COMPENSATION        AGGREGATE     COMPENSATION
                       AGGREGATE      FROM AMERICAN     FROM AMERICAN      FROM AMERICAN      COMPENSATION     FROM FUND
                      COMPENSATION      STRATEGIC         STRATEGIC           STRATEGIC       FROM AMERICAN   COMPLEX PAID
                     FROM AMERICAN        INCOME           INCOME              INCOME            SELECT       TO DIRECTORS
 NAME OF DIRECTOR    INCOME FUND (1)   PORTFOLIO (2)   PORTFOLIO II (3)   PORTFOLIO III (4)   PORTFOLIO (5)      (6)(7)
 ----------------    ---------------   -------------   ----------------   -----------------   -------------   ------------
Robert J. Dayton       $     176        $      88         $     339           $     430         $     228      $    57,200
Roger A. Gibson              385              192               742                 941               498           55,400
Andrew M. Hunter             605              303             1,168               1,481               784           56,000
Leonard W. Kedrowski         422              211               814               1,032               547           60,800
Robert L. Spies(8)           683              342             1,318               1,671               885           63,200
Joseph D. Strauss            326              163               628                 796               422           70,400
Virginia L. Stringer         240              120               464                 588               311           78,100

--------------------
(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $299; Hunter, $605; Kedrowski, $329; Spies, $683; and Strauss, $152.
(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $150; Hunter, $303; Kedrowski, $164; Spies, $342; and Strauss, $76.
(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $578; Hunter, $1,168; Kedrowski, $634; Spies, $1,318; and Strauss, $294.
(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $732; Hunter, $1,481; Kedrowski, $804; Spies, $1,671; and Strauss, $372.
(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $388; Hunter, $784; Kedrowski, $426; Spies, $885; and Strauss, $197.
(6) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $27,700; Hunter; $56,000, Kedrowski, $30,400; Spies, $63,200; and Strauss, $14,080.
(7) As of December 31, 2000, the Fund Complex consisted of four open-end and twelve closed-end investment companies, totaling 44 funds, managed by the Adviser, including the Funds.
(8)  Mr. Spies is not standing for re-election.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection if, among other things, the Audit Committee is not composed solely of directors who are not interested persons, as defined in the 1940 Act, of the company.

         Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

         The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Roger A. Gibson
                                        Robert L Spies
                                        Joseph D. Strauss
                                        Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

         AUDIT FEES. Ernst & Young did not act as the independent accountants for American Income Fund during its most recently ended fiscal year. Ernst & Young billed $17,900 to each of the other Funds during their most recently ended fiscal years for professional services rendered for the audit of the Funds' annual financial statements.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

         ALL OTHER FEES. Ernst & Young billed each Fund other than American Income Fund $4,400 for tax-related services, $2,700 for audit-related services and $12,000 for other services during such Fund's most recently ended fiscal year.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. The preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

NAME AND (AGE)              POSITION/TERM OF OFFICE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------              -----------------------     ------------------------------------------
Thomas S. Schreier, Jr.     President since February    President of the Adviser since May 2001; prior thereto,
(38)                        2001                        Chief Executive Officer of First American Asset Management
                                                        since December 2000 and of Firstar Investment & Research
                                                        Management Company ("FIRMCO") since February 2000; Senior
                                                        Managing Director and Head of Equity Research of U.S.
                                                        Bancorp Piper Jaffray from 1998 to December 2000; Senior
                                                        Airline Analyst and Director of Equity Research of Credit
                                                        Suisse First Boston from 1996 to 1998.

Peter O. Torvik (47)        Vice President --           Director and Executive Vice President of the Adviser since
                            Marketing since             April 2001; prior thereto, Executive Vice President of
                            September 2000              First American Asset Management since August 2000;
                                                        President and Partner, DPG Group, January 1995 to July
                                                        2000.

Jeffrey M. Wilson (44)      Vice President --           Senior Vice President of the Adviser since May 2001; prior
                            Administration since        thereto, Senior Vice President of First American Asset
                            February 2000               Management.

Marian E. Zentmyer (45)     Vice President --           Director and Chief Equity Investment Officer of the
                            Investments since           Adviser since April 2001; prior thereto, Board member and
                            June 2001                   Chief Equity Investment Officer of FIRMCO since November
                                                        1998; Senior Vice President and Senior Portfolio Manager
                                                        of FIRMCO, 1993 to 1998.

Robert H. Nelson (37)       Treasurer since 1995        Senior Vice President of the Adviser since May 2001; prior thereto, Senior Vice President of First American Asset
                                                        Management since 1998 and of FIRMCO since February 2001;
                                                        Senior Vice President of Piper Capital Management Inc.
                                                        from 1994 to 1998.

James L. Chosy (37)         Secretary since 2000        General Counsel of the Adviser and U.S. Bancorp Piper
                                                        Jaffray Inc. since March 2001; Associate General Counsel
                                                        of U.S. Bancorp from November 1995 through March 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that the Adviser filed late Forms 3 with respect to each Fund in connection with its assumption of the Funds' advisory contracts from its affiliate, U.S. Bank, in May 2001.

                              SHAREHOLDER PROPOSALS

         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, no later than March 18, 2002. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than June 1, 2002.

Dated:   July 16, 2001

                                        James L. Chosy
                                        Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                                 AUDIT COMMITTEE
                                     CHARTER


1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors.(1) The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2) and at least one member shall have accounting or related financial management expertise.(3)

2.       The purposes of the Audit Committee are:

         a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

         b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and

         c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

         The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).






------------------------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of these rules.

(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         a) to review with management and the independent auditors the financial statements of closed-end funds included in the annual report to shareholders, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;
         b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;
         c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;
         d) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with the Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;
         e) to recommend the selection, retention or termination of auditors;
         f) to review the fees charged to the Funds by the auditors for audit and non-audit services;
         g) to investigate improprieties or suspected improprieties in Fund operations;
         h)       to review procedures to safeguard portfolio securities;
         i) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system); and
         j) to report its activities to the full Board on a regular basis and to make such recommendation with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.       The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS



TIME:
Monday, August 27, 2001
at 2:00 p.m.

PLACE:
U.S. Bank Place, 7th Floor
601 Second Avenue South
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.









                                                     Book 2
                                                     Cusip Numbers:
                                                     02672T-10-9
                                                     030098-10-7
                                                     030099-10-5
                                                     03009T-10-1
                                                     029570-10-8

                                                     FAAM-PS-AM

                              AMERICAN INCOME FUND

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Income Fund (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                              AMERICAN INCOME FUND

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                     [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date _____________________

_______________________________________________________________________________
                                                                               |
                                                                               |
_______________________________________________________________________________|
Shareholder sign here                        Co-owner sign here


RECORD DATE SHARES:


1.   To elect all nominees listed below (except as marked to the contrary
     below).                         [ ] FOR ALL     [ ] WITH-    [ ] FOR ALL
                                         NOMINEES        HOLD         EXCEPT
(01) ROBERT J. DAYTON,
(02) ANDREW S. DUFF,
(03) ROGER A. GIBSON,
(04) ANDREW M. HUNTER III,
(05) LEONARD W. KEDROWSKI,
(06) JOHN M. MURPHY, JR.,
(07) RICHARD K. RIEDERER,
(08) JOSEPH D. STRAUSS,
(09) VIRGINIA L. STRINGER, AND
(10) JAMES M. WADE


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



2.   To ratify the selection of Ernst & Young LLP as independent public
     accountants for the Fund.                   [ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                      AMERICAN STRATEGIC INCOME PORTFOLIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                      AMERICAN STRATEGIC INCOME PORTFOLIO


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                     [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date _____________________

_______________________________________________________________________________
                                                                               |
                                                                               |
_______________________________________________________________________________|
Shareholder sign here                        Co-owner sign here


RECORD DATE SHARES:


1.   To elect all nominees listed below (except as marked to the contrary
     below).                         [ ] FOR ALL     [ ] WITH-    [ ] FOR ALL
                                         NOMINEES        HOLD         EXCEPT

(01) ROBERT J. DAYTON,
(02) ANDREW S. DUFF,
(03) ROGER A. GIBSON,
(04) ANDREW M. HUNTER III,
(05) LEONARD W. KEDROWSKI,
(06) JOHN M. MURPHY, JR.,
(07) RICHARD K. RIEDERER,
(08) JOSEPH D. STRAUSS,
(09) VIRGINIA L. STRINGER, AND
(10) JAMES M. WADE

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.   To ratify the selection of Ernst & Young LLP as independent public
     accountants for the Fund.                   [ ] FOR [ ] AGAINST [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                     AMERICAN STRATEGIC INCOME PORTFOLIO II

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                     AMERICAN STRATEGIC INCOME PORTFOLIO II

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                     [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date _____________________

_______________________________________________________________________________
                                                                               |
                                                                               |
_______________________________________________________________________________|
Shareholder sign here                        Co-owner sign here


RECORD DATE SHARES:


1.   To elect all nominees listed below (except as marked to the contrary
     below).                         [ ] FOR ALL     [ ] WITH-    [ ] FOR ALL
                                         NOMINEES        HOLD         EXCEPT
(01) ROBERT J. DAYTON,
(02) ANDREW S. DUFF,
(03) ROGER A. GIBSON,
(04) ANDREW M. HUNTER III,
(05) LEONARD W. KEDROWSKI,
(06) JOHN M. MURPHY, JR.,
(07) RICHARD K. RIEDERER,
(08) JOSEPH D. STRAUSS,
(09) VIRGINIA L. STRINGER, AND
(10) JAMES M. WADE


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



2.   To ratify the selection of Ernst & Young LLP as independent public
     accountants for the Fund.                   [ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                    AMERICAN STRATEGIC INCOME PORTFOLIO III

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                    AMERICAN STRATEGIC INCOME PORTFOLIO III

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                     [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date _____________________

_______________________________________________________________________________
                                                                               |
                                                                               |
_______________________________________________________________________________|
Shareholder sign here                        Co-owner sign here


RECORD DATE SHARES:


1.   To elect all nominees listed below (except as marked to the contrary
     below).                         [ ] FOR ALL     [ ] WITH-    [ ] FOR ALL
                                         NOMINEES        HOLD         EXCEPT
(01) ROBERT J. DAYTON,
(02) ANDREW S. DUFF,
(03) ROGER A. GIBSON,
(04) ANDREW M. HUNTER III,
(05) LEONARD W. KEDROWSKI,
(06) JOHN M. MURPHY, JR.,
(07) RICHARD K. RIEDERER,
(08) JOSEPH D. STRAUSS,
(09) VIRGINIA L. STRINGER, AND
(10) JAMES M. WADE


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



2.   To ratify the selection of Ernst & Young LLP as independent public
     accountants for the Fund.                   [ ] FOR [ ] AGAINST [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                           AMERICAN SELECT PORTFOLIO

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Select Portfolio (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 27, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                            AMERICAN SELECT PORTFOLIO

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                     [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date _____________________

_______________________________________________________________________________
                                                                               |
                                                                               |
_______________________________________________________________________________|
Shareholder sign here                        Co-owner sign here


RECORD DATE SHARES:


1.   To elect all nominees listed below (except as marked to the contrary
     below).                         [ ] FOR ALL     [ ] WITH-    [ ] FOR ALL
                                         NOMINEES        HOLD         EXCEPT

(01) ROBERT J. DAYTON,
(02) ANDREW S. DUFF,
(03) ROGER A. GIBSON,
(04) ANDREW M. HUNTER III,
(05) LEONARD W. KEDROWSKI,
(06) JOHN M. MURPHY, JR.,
(07) RICHARD K. RIEDERER,
(08) JOSEPH D. STRAUSS,
(09) VIRGINIA L. STRINGER, AND
(10) JAMES M. WADE

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.   To ratify the selection of Ernst & Young LLP as independent public
     accountants for the Fund.                   [ ] FOR [ ] AGAINST [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                            THREE EASY WAYS TO VOTE

THE ACCOMPANYING PROXY STATEMENT DISCUSSES MATTERS REGARDING THE FIRST AMERICAN CLOSED-END FUNDS. It is important that you vote on these issues. After you have reviewed the proxy information, please vote your shares by utilizing one of the methods described below.

BY PHONE:

     Simply dial the toll free number located on your voting instruction form. You will need your 12 digit control number located on the voting instruction form at the time of the call.

BY INTERNET:

     Visit http://www.proxyvote.com. Once there, enter the 12 digit control number located on your voting instruction form.

BY MAIL:

     Simply enclose your voting instruction form in the postage-paid envelope found within your proxy package.


                            YOUR VOTE IS IMPORTANT!
                               PLEASE VOTE TODAY.